Exhibit 99.1

Investor Contact:	Mark Haden
Bunge Limited
914-684-3398
mark.haden@bunge.com

Media Contact:	Susan Burns
Bunge Limited
914-684-3246
susan.burns@bunge.com

Bunge Commences Tender Offer For 8.50% Senior Notes Due 2019

WHITE PLAINS, NY – September 4, 2018 – Bunge Limited (NYSE:BG) today announced that Bunge Limited Finance Corp., its wholly owned finance subsidiary (the “Company”), has commenced a cash tender offer for any and all of its 8.50% senior notes due 2019 (“the 2019 Notes”). The tender offer is being made on the terms and subject to the conditions set forth in the Offer to Purchase dated September 4, 2018 and the related letter of transmittal and notice of guaranteed delivery (collectively, the “Offer Documents”).

The tender offer will expire at 5:00 p.m., New York City time, on September 10, 2018, unless extended or earlier terminated as described in the Offer to Purchase (such time and date, as they may be extended, the “Expiration Time”). Holders of the 2019 Notes who validly tender (and do not validly withdraw) their notes at or prior to the Expiration Time, or who deliver to the depositary and information agent a properly completed and duly executed notice of guaranteed delivery in accordance with the instructions described in the Offer Documents, will be eligible to receive in cash the Tender Offer Consideration described below.

Notes	CUSIP No. / ISIN No.	Principal Amount Outstanding	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread	Hypothetical Notes Consideration(1)(2)
8.50% Senior Notes due 2019	120568AT7 US120568AT72	$600,000,000	0.875% UST due June 15, 2019	FIT3	+50 bps	$1,041.73
(1) Per $1,000 principal amount.
(2) Hypothetical Tender Offer Consideration calculated on the basis of pricing for the U.S. Treasury Reference Security as of 2:00 p.m., New York City time, on August 31, 2018 and a Settlement Date (as defined below) on September 11, 2018. The actual Notes Consideration payable pursuant to the Tender Offer will be calculated and determined as set forth in the Offer to Purchase.

The “Tender Offer Consideration” for each $1,000 principal amount of the 2019 Notes validly tendered and accepted for purchase pursuant to the tender offer will be determined in the manner described in the Offer to Purchase by reference to a fixed spread specified for the 2019 Notes (the “Fixed Spread”) specified in the table above plus the yield based on the bid-side price of the U.S. Treasury Reference Security specified in the table above at 2:00 p.m., New York City time, on September 10, 2018, unless extended or earlier terminated.

Holders will also receive accrued and unpaid interest on the 2019 Notes validly tendered and accepted for purchase from the June 15, 2018 interest payment date up to, but not including, the date on which the Company makes payment for such 2019 Notes, which date is anticipated to be September 11, 2018 (the “Settlement Date”).

Tendered notes may be withdrawn at any time at or prior to the Expiration Time. The Company reserves the right to terminate, withdraw or amend the tender offer at any time, subject to applicable law.

The tender offer is subject to the satisfaction or waiver of certain conditions, including receipt by the Company of proceeds from a proposed debt financing on terms reasonably satisfactory to the Company to finance the repurchase of the 2019 Notes. If any 2019 Notes remain outstanding after the consummation of the tender offer, the Company expects (but is not obligated) to redeem such notes in accordance with the terms and conditions set forth in the related indenture.

The Company has engaged SMBC Nikko Securities America, Inc. to act as dealer manager and HSBC Securities (USA) Inc. to act as co-dealer manager in connection with the tender offer, and has appointed D.F. King & Co., Inc. (“DF King”) to serve as the depositary and information agent for the tender offer. Copies of the Offer Documents are available via the tender offer website at www.dfking.com/bunge or by contacting DF King in New York via email at bunge@dfking.com or via telephone at (212) 269-5550 (banks and brokers) or (888) 626-0988 (all others).  Questions regarding the terms of the Offer should be directed to SMBC Nikko Securities America, Inc. at (212) 224-5328 (collect) or (888) 284-9760 (toll-free).

None of the Company, Bunge Limited, their respective boards of directors, the dealer manager, DFK or the trustee for the notes, or any of their respective affiliates, is making any recommendation as to whether holders should tender any 2019 Notes in response to the tender offer. Holders must make their own decision as to whether to tender any of their 2019 Notes and, if so, the principal amount of 2019 Notes to tender.

This announcement is not an offer to purchase or a solicitation of an offer to sell any securities and shall not constitute a notice of redemption under the indenture governing the 2019 Notes. The tender offer is being made solely by means of the Offer Documents.

Website Information
We routinely post important information for investors on our website, www.bunge.com, in the “Investors” section. We may use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

About Bunge Limited
Bunge Limited (www.bunge.com, NYSE: BG) is a leading global agribusiness and food company operating in over 40 countries with approximately 32,000 employees. Bunge buys, sells, stores and transports oilseeds and grains to serve customers worldwide; processes oilseeds to make protein meal for animal feed and edible oil products for commercial customers and consumers; produces sugar and ethanol from sugarcane; mills wheat, corn and rice to make ingredients used by food companies; and sells fertilizer in South America. Founded in 1818, the company is headquartered in White Plains, New York.

Cautionary Statement Concerning Forward-Looking Statements
This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities, including statements with respect to the completion, timing and anticipated use of proceeds of the offering.  We have tried to identify these forward looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions.  These forward looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward looking statements, including those risk factors described in or incorporated by reference in the prospectus supplement for the offering.

The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; operational risks, including industrial accidents and natural disasters; other factors affecting our business generally; and the terms and timing of any potential initial public offering (“IPO”) of Bunge’s sugar milling business in Brazil. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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